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                                        Rule 482 Ad.
                                        Filed pursuant to Rule 497(a).
                                        File Nos. 333-114322 and 811-04889



                            H&Q HEALTHCARE INVESTORS

30 Rowes Wharf, Fourth Floor                 Contact :   Warren Antler
Boston, MA 02110-3328                                    The Altman Group
617-772-8500                                             212 400-2605
www.hqcm.com                                             wantler@altmangroup.com


May 14, 2004


Dear Shareholder,

I am pleased to announce that H&Q Healthcare Investors (NYSE: HQH) will offer to its shareholders the right to purchase additional shares of the Fund at a discount from the market price and without brokerage commissions.

Subject to the Fund's registration statement becoming effective under the Securities Act of 1933, as amended, each shareholder of record at the close of business on May 26, 2004 will receive rights entitling the shareholder to purchase one additional share of the Fund for each three rights held, with the right to subscribe for additional shares not subscribed for by others in the primary subscription. At its discretion, the Fund may increase the amount of shares offered in an amount of up to 25% of the primary offering to cover over-subscription requests. The rights will not be transferable. The rights offering is expected to commence on or about June 1, 2004 and to expire on or about June 18, 2004. The subscription price per share will be 95% of the LOWER of (a) the volume weighted average share price of a Share on the NYSE on June 21, 2004 and the four preceding business days or (b) the net asset value per Share on June 21, 2004.

The offering will be made only by means of a prospectus, a copy of which, together with an exercise form evidencing your right to subscribe, will be mailed to you on or shortly after May 28, 2004.

THE INFORMATION CONTAINED IN THE FUND'S PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. THE FUND MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. NEITHER THIS LETTER NOR THE PROSPECTUS IS AN OFFER TO SELL THESE SECURITIES AND NEITHER IS SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

IT WILL BE IMPERATIVE FOR SHAREHOLDERS TO READ THE PROSPECTUS CAREFULLY AND CONSIDER WHAT ACTION THEY MAY WISH TO TAKE, IN ORDER TO AVOID LOSING VALUABLE LEGAL RIGHTS. BEFORE INVESTING, YOU SHOULD READ THE PROSPECTUS AND CAREFULLY CONSIDER THE INVESTMENT OBJECTIVE AND RISKS OF THE FUND AND THE CHARGES AND EXPENSES ASSOCIATED WITH AN INVESTMENT IN THE FUND. THE PROSPECTUS WILL CONTAIN THIS AND OTHER INFORMATION ABOUT THE FUND. The Fund has engaged an information agent who will be available to assist you with questions following your receipt of the prospectus.

We are pleased to offer you this opportunity and appreciate your continued support of the Fund.

Sincerely,


/s/ Daniel R. Omstead
----------------------
Daniel R. Omstead
President